YieldMax® Dorsey Wright Featured 5 Income ETF Trading Symbol: FEAT Listed on The Nasdaq Stock Market, LLC Summary Prospectus November 25, 2025 www.yieldmaxetfs.com/FEAT

Before you invest, you may want to review the YieldMax® Dorsey Wright Featured 5 Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated November 25, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.yieldmaxetfs.com/FEAT. You can also get this information at no cost by calling at (866) 864-3968 or by sending an e-mail request to info@yieldmaxetfs.com.

Investment Objective

The Fund seeks to track the performance, before fees and expenses, of the Nasdaq Dorsey Wright Tactical Option Income Strategy Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%
Distribution and Service (12b-1) Fees	None
Other Expenses (includes tax expense)	0.02%
Acquired Fund Fees and Expenses(2)	0.62%
Total Annual Fund Operating Expenses	0.93%

(1)	The Fund’s adviser will pay all of the Fund’s expenses, except for the following: advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

(2)	Acquired Fund Fees and Expenses (AFFEs) include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including funds that invest exclusively in money market instruments. Because AFFEs are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements, and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s N-CSR filings.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal period December 16, 2024 (commencement of operations) to July 31, 2025, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies

The Fund follows a “passive management” (or indexing) approach to track the performance of the Index, before fees and expenses. The Index uses the Nasdaq Dorsey Wright Relative Strength Matrix methodology (the “Dorsey Wright methodology”) to select the securities included in the Index. The Index relates exclusively to the YieldMax® family of ETFs, specifically those that provide exposure to either the share price of (i) a specific operating company or (ii) one or more exchange traded funds (collectively, the “Evaluated Securities”).

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For example, the YieldMax® TSLA Option Income Strategy ETF is eligible for inclusion in the Index. Its primary investment objective is to generate current income, with a secondary objective of providing exposure to the share price of Tesla, Inc. (“TSLA”) common stock, subject to a cap on potential gains. In this example, TSLA is considered the “Evaluated Security.” This is for illustrative purposes only, as the ETF may not be an Index constituent.

The Dorsey Wright methodology examines the Evaluated Securities that the eligible YieldMax® ETFs track, not the ETFs themselves. Using the example above, the methodology examines only TSLA (not the YieldMax® ETF). This focus on individual securities enables the Index methodology to identify those with the strongest price momentum (i.e., highest relative strength). Scores are assigned based on short- and long-term growth potential for each Evaluated Security, with rankings that determine Index inclusion.

At each rebalance, the Index includes the five YieldMax® ETFs that seek exposure to the top five ranked Evaluated Securities, as identified by the Dorsey Wright methodology (these ETFs are “Index Constituents”).

Why Invest in the Fund?

The Fund seeks to provide targeted, rules-based exposure to select YieldMax® ETFs by using the Dorsey Wright methodology. This approach is intended to capture growth by systematically identifying high-momentum securities with a potential for strong returns.

1.	Targeted Exposure to High-Momentum Assets: By investing in YieldMax® ETFs with exposure to high-momentum securities, the Fund positions its portfolio to potentially benefit if selected securities continue their positive trends. The Dorsey Wright methodology ranks assets objectively, highlighting those that have demonstrated the highest relative strength (among those in the initial universe).

2.	Efficient Cash Distribution Generation Potential: YieldMax® ETFs generally have a focus on providing regular cash distributions, and the Fund offers this potential benefit alongside potential capital appreciation.

Evaluated Securities and Eligible YieldMax® ETFs

To select Evaluated Securities for the Index, Dorsey, Wright & Associates, LLC (the “Index Provider”) reviews the universe of eligible YieldMax® ETFs. Each eligible YieldMax® ETF seeks to generate income and provide exposure, with some return limitations, to either (i) the share price of an individual company’s stock or (ii) one or more ETFs (each an “Evaluated Security” and each relevant issuer an “Underlying Issuer”). The Index excludes some YieldMax® ETFs, such as fund-of-funds, those that seek inverse (short) exposure to the performance of a security and ETFs whose investment or options strategies are designed to seek a target or defined annual distribution level. Please see “Additional Information About the Index” below for more information about excluded YieldMax® ETFs.

Index Methodology

The Dorsey Wright methodology uses “Point & Figure” charting, using closing prices of each Evaluated Security to track supply and demand dynamics. This approach focuses on major price movements while filtering out minor price swings, trading volume, and time. This charting technique emphasizes significant price trends and seeks to remove short-term noise. Specifically, Point & Figure charting marks an upward trend with columns of X’s and a downward trend with columns of O’s, only updating with significant price changes, thus filtering out minor price swings. Please see “Additional Information About the Index” below for an example of a Point & Figure chart.

The Dorsey Wright methodology evaluates each Evaluated Security’s relative strength, measuring its performance relative to other Evaluated Securities to identify current momentum trends. It then ranks Evaluated Securities by buy signal frequency, prioritizing those with the strongest positive momentum. By incorporating both short- and long-term indicators (spanning weeks to months or longer), the methodology aims to identify strategic opportunities while minimizing excessive turnover. Relative strength, as well as the methodology’s use of buy and sell signals, are further detailed in “Additional Information About the Index.”

Rebalancing and Reconstitution

The Index is rebalanced three business days before the last trading day of each month. Rebalancing adjusts the weightings of the existing Index Constituents to maintain the Index’s intended structure. At each rebalance, each Index Constituent represents approximately 20% of the Fund’s portfolio.

Reconstitution, which involves replacing Index Constituents, also occurs at this time but only if an Evaluated Security’s relative strength declines, causing it to rank 8th or lower compared to other Evaluated Securities. In such a case, a new Index Constituent (i.e., a new YieldMax® ETF that corresponds to the higher ranked Evaluated Security) will be added to the Index.

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If a YieldMax® ETF becomes ineligible for the Index between monthly reconstitutions (e.g., due to factors such as pending liquidation, delisting, or a merger of its Evaluated Security), it will be removed from the Index. Index Constituents removed under these circumstances will not be replaced until the next Index reconstitution. For example, if hypothetical XYZ Company, the focus of the hypothetical YieldMax XYZ ETF, is delisted, the YieldMax XYZ ETF would be taken out of the Index. It would not be replaced until the next monthly Index update.

Portfolio Construction

The Fund will typically hold five Index Constituents. The Fund will seek to make cash distributions on a weekly basis.

The Fund attempts to invest all, or substantially all, of its assets in the Index Constituents that make up the Index. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the Index Constituents. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund. For example, representative sampling may be used when replicating the Index involves practical difficulties or substantial costs, an Index Constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index.

The Fund and each YieldMax® ETF are affiliated ETFs. The Fund is advised by Tidal Investments LLC (the “Adviser”), and each YieldMax® ETF is advised by the Adviser.

The Fund is classified as “non-diversified” under the 1940 Act. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in industries or groups of industries to the same extent as the Index concentrates. As of October 24, 2025, Index constituents assigned to the Financial Services group of industries represented 40.16% of the Index and the Index constituents assigned to the Media & Entertainment group of industries represented 36.09% of the Index.

Eligible YieldMax® ETF Strategies

The Fund indirectly gains exposure to potential share price returns of selected Underlying Securities through its investment in YieldMax® ETFs. Each YieldMax® ETF, using a synthetic covered call strategy, captures only a portion of potential gains if its Underlying Security’s share price increases, but remains fully exposed to all losses if the share price decreases, which may not be offset by its generation of options premiums.

Each YieldMax® ETF’s covered call strategy generally consists of:

●	Long Exposure: Gaining synthetic exposure to the Underlying Security’s price movements through buying call options and selling put options. Exposure may also be obtained directly or synthetically via other types of derivative instruments.

●	Covered Call Strategies:

●	Covered Call Writing: Selling call options to generate options premiums, though this caps participation in price gains above certain levels.

●	Covered Call Spreads: Selling credit call spreads to potentially increase participation in the Underlying Security’s price appreciation.

●	U.S. Treasuries: Holding short-term U.S. Treasuries as collateral for options positions.

YieldMax® ETFs also aim to provide weekly cash distributions from options premiums and U.S. Treasury income, although ETF shareholders, including the Fund, do not receive Underlying Security dividends. However, the Fund may receive dividends on its direct holdings in Underlying Securities.

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See “Additional Information About the Funds” below for more information about the investment strategies of the YieldMax® ETFs.

None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation to you as to the performance of any Underlying Security.

THE FUND, TRUST, AND ADVISER ARE NOT AFFILIATED WITH ANY UNDERLYING ISSUER.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over a short and extended periods of time. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

YieldMax® ETF Risks. The Fund will invest its assets in selected eligible YieldMax® ETFs, so the Fund’s investment performance will be substantially related to the performance of the YieldMax® ETFs. The Fund’s NAV will change with changes in the value of the YieldMax® ETFs in which it invests. An investment in the Fund entails more costs and expenses than the combined costs and expenses of direct investments in the YieldMax® ETFs. Each YieldMax® ETF is subject to the principal risks outlined for the Fund (including ETF Risks), along with the following additional risks:

●	Underlying Security Risks. Each YieldMax® ETF invests in options contracts (and in some instances swap agreements) that are based on the value of one or more underlying securities (each, an “Underlying Security”). This subjects each YieldMax® ETF to certain of the same risks as if it owned shares of its Underlying Security, even though it does not. As a result, each YieldMax® ETF is subject to the risks associated with the industry of the corresponding Underlying Issuer.

○	BITO Risks. From time to time, the Fund may invest in BITO (the designated Evaluated Security for the YieldMaxTM Bitcoin Option Income Strategy ETF). During such times, the Fund will be subject to additional risks. BITO seeks to provide investment results that correspond to the performance of Bitcoin by primarily investing in Bitcoin futures contracts. BITO does not invest directly in or hold Bitcoin. BITO is subject to many of the same risks to which the YieldMax® ETFs are subject. For example, Counterparty Risks, Derivatives Risks, ETF Risks, Liquidity Risk, Money Market Instrument Risks, Non-Diversification Risks, and Management Risks. BITO is also subject to the additional risks, which are described in more detail in BITO’s prospectus

●	Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Each YieldMax® ETF’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or YieldMax® ETF’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The YieldMax® ETFs investment strategies are primarily options-based. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. Certain Funds may also invest in swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a YieldMax® ETF will be successful in using swap agreements to achieve its investment goal depends on the ability of the YieldMax® ETF’s investment adviser to structure such swap agreements in accordance with the YieldMax® ETF’s investment objective and to identify counterparties for those swap agreements.

●	Counterparty Risk. Each YieldMax® ETF faces counterparty risk through its investments in options contracts, held via clearing members due to its non-membership in clearing houses, with the risk exacerbated if a clearing member defaults or if limited clearing members are willing to transact on its behalf. This risk is also magnified as the YieldMax® ETF primarily focuses on options contracts on a single security, potentially leading to losses or hindrance in implementing its investment strategy if adverse situations with clearing members arise. Certain YieldMax® ETFs are also subject to counterparty risk with respect to investment in swap transactions.

●	Price Participation Risk. Each YieldMax® ETF employs a strategy of selling call option contracts, limiting its participation in the value increase of the Underlying Security during the call period. Should an Underlying Security’s value increase beyond the sold call options’ strike price, the YieldMax® ETF may not experience the same extent of increase, potentially underperforming the Underlying Security and experiencing a NAV decrease, especially given its full exposure to any value decrease of the Underlying Security over the call period.

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●	Distribution Risk. Most YieldMax® ETFs aim to provide weekly income, although there’s no guarantee of distribution in any given week, and the distribution amounts may vary significantly. Weekly distributions may consist of capital returns, reducing each YieldMax® ETF’s NAV and trading price over time, thus potentially leading to significant losses for investors (including the Fund), especially as a YieldMax® ETF’s returns exclude any dividends paid by the Underlying Security, which may result in lesser income compared to a direct investment in the Underlying Security.
●	NAV Erosion Risk Due to Distributions. When a YieldMax® ETF makes a distribution, its NAV typically drops by the distribution amount on the related ex-dividend date. The repetitive payment of distributions may significantly erode a YieldMax® ETF’s NAV and trading price over time, potentially resulting in notable losses for investors (including the Fund).

●	Call Writing Strategy Risk. The continuous application of each YieldMax® ETF’s call writing strategy impacts its ability to participate in the positive price returns of its Underlying Security, which in turn affects each YieldMax® ETF’s returns both during the term of the sold call options and over longer time frames. A YieldMax® ETF’s participation in its Underlying Security’s positive price returns and its own returns will depend not only on the Underlying Security’s price but also on the path the Underlying Security’s price takes over time, illustrating that certain price trajectories of the Underlying Security could lead to suboptimal outcomes for the YieldMax® ETF.

●	Single Issuer Risk. Each YieldMax® ETF, focusing on an individual security (Underlying Security), may experience more volatility compared to traditional pooled investments or the market generally due to issuer-specific attributes. Its performance may deviate from that of diversified investments or the overall market, making it potentially more susceptible to the specific performance and risks associated with the Underlying Security.

●	High Portfolio Turnover Risk. Each YieldMax® ETF may actively and frequently trade all or a significant portion of the YieldMax® ETF’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the YieldMax® ETF’s expenses.

●	Liquidity Risk. Some securities held by the YieldMax® ETFs, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the YieldMax® ETFs as each will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a YieldMax® ETF is forced to sell an illiquid security at an unfavorable time or price, the YieldMax® ETF may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the YieldMax® ETF from limiting losses, realizing gains or achieving a high correlation with the Underlying Security. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the YieldMax® ETFs.

●	Money Market Instrument Risk. The YieldMax® ETFs may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

●	Tax Risk. Each YieldMax® ETF aims to qualify as a Regulated Investment Company (RIC) under Subchapter M of the Code to avoid U.S. federal income tax on distributed net investment income and net capital gain, provided certain conditions are met. Failure to meet the RIC criteria, especially if the value of held options exceeds 25% of the total ETF assets at the end of a tax quarter, could subject a YieldMax® ETF’s income to taxation at both the fund and shareholder levels, though there’s a grace period to rectify such non-compliance; each YieldMax® ETF employs a synthetic strategy, maintaining a treasury securities portfolio to aid in meeting diversification requirements.

●	U.S. Government and U.S. Agency Obligations Risk: Each YieldMax® ETF may invest in securities issued by the U.S. government or its agencies, where the repayment of principal and interest might be backed by the full faith and credit of the United States or solely by the issuing agency. In cases where the issuing agency or instrumentality is the sole backer, investors are reliant on that entity for repayment, with no assurance that the U.S. Government would provide financial support to such agencies or instrumentalities if not obligated, potentially posing a repayment risk.

Concentration Risk. To the extent that the Index and therefore, the Fund, concentrates in an industry, the Fund will be subject to the risk that economic, political, or other conditions that have a negative effect on that industry will negatively impact the Fund to a greater extent than if its assets were invested in a wider variety of industries. As of October 24, 2025, Index constituents assigned to the Financial Services group of industries represented 40.16% of the Index and the Index constituents assigned to the Media & Entertainment group of industries represented 36.09% of the Index.

Financial Services Group of Industries Risk. The Index (and therefore the Fund) has significant exposure to companies in (or reliant upon) the financial services group of industries, and therefore the performance of the Fund could be negatively impacted by events affecting this group of industries. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial industry may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.

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Media & Entertainment Group of Industries Risk. The Index (and therefore the Fund) has significant exposure to companies in (or reliant upon) the media & entertainment group of industries, and therefore the performance of the Fund could be negatively impacted by events affecting this group of industries. Media, entertainment and related industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, high costs of production, research and development for new content, products and services, rapid obsolescence of products, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes, preferences and discretionary income patterns, legislative or regulatory changes and a potential increase in government regulation.

Index Strategy Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.

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Momentum Investing Risk. The Index employs a “momentum” style methodology that emphasizes selecting YieldMax® ETFs that have had higher recent price performance compared to other YieldMax® ETFs. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of its investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

Investment Company Securities Risk.  Fund shareholders indirectly bear their proportionate share of the expenses of any investment company in which the Fund invests. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.yieldmaxetfs.com.

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Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Michael Venuto, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Daniel Weiskopf, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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